Supplement dated October 4, 2002*
                         to the following prospectuses:

 Evergreen Privilege(SM) Variable Annuity dated July 19, 2002 -- 45277 A (7/02) Evergreen Pathways(SM) Variable Annuity dated July 19, 2002 -- 45275 A (7/02)


As of October 7, 2002, there are limitations to new purchasers of Option C contracts offered pursuant to this prospectus. The maximum amount of total purchase payments to an Option C contract is $100,000. In addition, the amount of purchase payments allocated and contract value transferred to the fixed account and the GPAs cannot exceed 10% of the total purchase payments to an Option C contract. If you sign the application for an Option C contract after October 6, 2002, you will be subject to these limitations until further notice.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.


45275-1 A (10/02)

* Valid until April 30, 2003